Exhibit 10.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT is made as of __________ by and XG Sciences, Inc., a Michigan corporation, of 3101 Grand Oak Drive, Lansing, Michigan 48911 (“Debtor”), XG Sciences IP, LLC, a Michigan limited liability company, of 3101 Grand Oak Drive, Lansing, Michigan 48911 (“XG, LLC”) and The Dow Chemical Company, of 2030 Dow Center, Midland, Michigan 48674 (“Secured Party”), for itself and as agent for the benefit of all other affiliates of Secured Party (each, an “Affiliate”), pursuant to a certain Draw Loan Note and Agreement (as amended, supplemented or restated or otherwise modified from time to time, “Note”) dated as of December 7, 2016, between Secured Party and Debtor.

1.          Grant of Security Interest. Debtor grants to Secured Party a security interest in all of Debtor’s membership interests in XG, LLC and in (1) all securities, equity interests, membership interests, security entitlements and other financial assets, instruments and other property (“Additional Property”) that Debtor at any time receives or is entitled to receive by reason of a dividend, equity split, recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, redemption, substitution or other transaction regarding the above-described property or regarding any Additional Property, (2) all interest and other distributions that Debtor at any time receives or is entitled to receive in respect of any of the above-described property or any Additional Property and (3) all proceeds of the foregoing. The foregoing properties and proceeds are referred to in this Agreement as “Collateral.”

2.          Indebtedness Secured. Debtor gives this security interest to secure payment and performance of ALL OBLIGATIONS AND INDEBTEDNESS THAT DEBTOR NOW AND IN THE FUTURE OWES TO SECURED PARTY AND ANY AFFILIATE under this Agreement, and the Note, as well as under all other agreements, instruments and documents that Debtor has signed or in the future signs relating thereto, and all extensions or renewals of that indebtedness and obligations.

The indebtedness and obligations that this security interest secures are collectively called the “Indebtedness.”

3.          Warranties and Representations. Debtor represents and warrants to, and agrees with, Secured Party as follows:

(a)          Debtor owns the Collateral and has the unqualified right to transfer the Collateral to Secured Party, and it is not subject to a lien, encumbrance or other claim in favor of a third party, or to a right or option of a third party to acquire Collateral.

(b)          Each instrument, security and other financial asset included in the Collateral is genuine and what it purports to be and has not been materially altered. Each security included in the Collateral is validly issued, fully paid and not subject to calls or assessments.

(c)          Debtor’s address on the first page of this Agreement is the location of Debtor’s chief executive office.

(d)          Debtor is a corporation and is incorporated and validly existing in good standing under the laws of the State of Michigan; Debtor has full power and authority to enter into and perform its obligations under this Agreement; the signing, delivery and performance of this Agreement have been duly authorized by all necessary action of Debtor’s shareholders and directors and will not violate XG, LLC’s operating agreement.

(e)          Debtor at all times during the terms of this Agreement will own 100% of the outstanding membership interests of XG, LLC.

4.          Agreements of Debtor. Debtor agrees that:

(a)          Debtor must not sell, lease, transfer or assign Collateral or an interest in Collateral or permit Collateral to be transferred by operation of law.

(b)          Debtor must pay promptly when due all taxes and assessments upon the Collateral or for its use or ownership.

(c)          Debtor must furnish to Secured Party all information regarding the Collateral that Secured Party requests and must allow Secured Party at any reasonable time to inspect Debtor’s records regarding the Collateral.

(d)          Debtor must immediately notify Secured Party in writing of a change in Debtor’s name, identity or corporate structure and of a change in the location of Debtor’s chief executive office.

5.          Delivery of Certificates and Instruments for Collateral. Debtor agrees that:

(a)          Concurrently with the execution of this Agreement, Debtor shall pledge and deposit with the Secured Party all certificates or instruments, if any, representing any of the Collateral at the time owned by Debtor and subject to the security interest hereof, accompanied by undated powers duly executed in blank by Debtor or such other instruments of transfer as are acceptable to the Secured Party.

(b)          If Debtor shall acquire (by purchase, conversion, exchange, distribution or otherwise) any additional Collateral, at any time or from time to time after the date hereof which is or are intended to be subject to the security interest hereof and which is or are represented by certificates or instruments, Debtor shall (i) promptly pledge and deposit with the Secured Party all such certificates or instruments, accompanied by undated powers duly executed in blank by Debtor or such other instruments of transfer as are acceptable to the Secured Party and (ii) promptly thereafter deliver to the Secured Party a certificate executed by an authorized officer of Debtor describing such additional Collateral and certifying that the same have been duly pledged with the Secured Party hereunder.

(c)          Without limitation of any other provision of this Agreement, if any of the Collateral of Debtor (whether now owned or hereafter acquired) which is intended to be subjected to the security interests hereof is an uncertificated security, Debtor shall, as soon as reasonably practicable after closing, cause XG, LLC to create a registration book for the registration of each such “uncertificated security” and duly register Debtor as the owner and note the pledge in favor of Secured Party in a manner that provides control with respect to such uncertificated security. Debtor further agrees to take such actions as the Secured Party deems reasonably necessary or desirable to effect the foregoing and to permit the Secured Party to exercise any of its rights and remedies hereunder in respect thereof, and agrees to provide an opinion of counsel reasonably satisfactory to the Secured Party with respect to any such pledge of any of the securities described above, promptly upon the request of the Secured Party. Debtor further agrees not to amend the operating agreement of XG, LLC in a manner that results in an “opt out” of Article 8 of the Michigan Uniform Commercial Code.

6.          Secured Party’s Rights.

(a)          If Debtor fails to perform an obligation of Debtor under this Agreement, then Secured Party may, without giving Debtor notice, to or obtaining Debtor’s consent, perform that obligation on Debtor’s behalf. Debtor must reimburse Secured Party on demand for each expense that Secured Party incurs in performing an obligation and must pay to Secured Party interest on the expense, from the date on which Secured Party incurred the expense, at an annual rate equal to 5 percent.

Secured Party is not required to perform an obligation that Debtor has failed to perform. If Secured Party does so, then that will not be a waiver of Secured Party’s right to declare the Indebtedness immediately due and payable because of Debtor’s failure to perform.

(b)          With respect to the custody and preservation of Collateral in its possession, Secured Party’s only duty will be to use reasonable care. Secured Party will not have an obligation to take steps necessary to preserve rights against prior parties. Secured Party will not have a duty to sell Collateral even if its value declines. Secured Party must not have an obligation to exercise, or to notify Debtor of, a conversion or redemption right or to take similar action with regard to any Collateral.

(c)          Each of Debtor and XG, LLC agrees to comply with all instructions originated by Secured Party directing it to transfer, redeem or otherwise act with respect to the Collateral (“Instructions”), subject to this Section 6(c) and the other provisions of this Agreement. Prior to the occurrence of an Event of Default, Instructions shall require the consent of Debtor. After the occurrence of an Event of Default, Instructions shall not require the consent of Debtor except to the extent required by MCL 440.9620 (Acceptance of collateral in full or partial satisfaction of obligation; compulsory disposition of collateral).

7.          Default and Acceleration. If any of the following (each an “Event of Default”) occurs, then the Indebtedness will, at Secured Party's option, become immediately due and payable, without notice or demand to Debtor:

(a)          If an Event of Default shall occur under and as defined in the Note, including any default in the payment or performance of all or part of the Indebtedness, when and as it is due and payable subject to applicable grace periods.

(b)          If Debtor fails to perform any other material obligation, covenant or agreement of Debtor under this Agreement or under another security agreement, loan agreement, mortgage, assignment, guaranty or other agreement that now or in the future secures or relates to the Indebtedness (“Security Documents”).

(c)          If a warranty, representation or other statement that has been or in the future is made to Secured Party by Debtor, XG, LLC, or by a guarantor of all or part of the Indebtedness (“Guarantor”) in this Agreement or in a Security Document, shall have been false in a material respect when made or furnished.

(d)          If a lien, security interest or other encumbrance or a writ of attachment, garnishment, levy, execution or other legal process is at any time issued against or placed upon the Collateral and is not terminated or released within 30 days.

(e)          If Debtor or a Guarantor dissolves, becomes insolvent, or makes an assignment for the benefit of creditors.

(f)          If a guaranty that now or in the future secures payment or performance of the Indebtedness is terminated or limited, without the written consent or agreement of Secured Party.

(g)          If the issuer of or obligor on the Collateral materially defaults in an obligation of the issuer or obligor under the terms of that Collateral or under an agreement that gives Secured Party control over the Collateral or if a warranty or representation made by the issuer or obligor in such an agreement shall have been false in a material respect or if a petition for relief is filed by or against the issuer or obligor under the federal Bankruptcy Code.

(h)          If a securities intermediary materially defaults in the performance of an obligation under an existing or future agreement that gives Secured Party control over Collateral or if a warranty or representation that the securities intermediary in any such agreement shall have been false in a material respect when made or if a petition for relief is filed by or against the securities intermediary under the federal Bankruptcy Code.

(i)          If an Event of Default is capable of being cured, then Debtor may cure the same during the thirty-day period that begins on the date on which Debtor receives notice from Secured Party or otherwise has actual knowledge, of the event (the “Cure Period”). An Event of Default will not be deemed to have occurred as a result of an event during the Cure Period for that event or, if the event is cured during the Cure Period, thereafter.

If a voluntary or involuntary case in bankruptcy, receivership or insolvency is begun by or against Debtor or any Guarantor, and not terminated or released within 30 days, then the entire Indebtedness will automatically become immediately due and payable, without notice or demand. The Indebtedness also may become immediately due and payable under the terms of a note that at any time evidences the Indebtedness or of a Security Document that has been or in the future is entered into between Debtor and Secured Party.

8.          Remedies. Secured Party shall have all of the rights and remedies of a secured party under applicable law. All rights and remedies of Secured Party are cumulative and may be exercised from time to time. Without limiting those rights and remedies, upon the occurrence of an Event of Default (subject to applicable cure periods), then:

(a)          Subject to Section 6(a) above, Secured Party shall have the right, but no obligation, without notice to Debtor and without Debtor’s consent, to vote or give consent with regard to any of the collateral that consists of securities. Secured Party will have the right, but no obligation, (1) to revoke and terminate rights that Secured Party shall have given to Debtor, or permitted Debtor to retain, to control any uncertificated security, security entitlement or securities account that is included in the Collateral and (2) to exercise exclusive control over the Collateral.

(c)          Secured Party will have the right, but no obligation, to exercise and enforce Debtor's rights and remedies with respect to the Collateral, including, but not limited to, the right to demand, enforce payment of, collect and receive all dividends, interest, principal payments and other sums that are at any time owing with respect to any of the Collateral and to apply the sums to the Indebtedness in the manner that Secured Party reasonably determines.

(d)          Secured Party may sell or otherwise dispose of the Collateral in a commercially reasonable manner. A notification that Secured Party is required to give to Debtor regarding any sale or other disposition of Collateral will be considered reasonable if Secured Party mails or otherwise sends or delivers it to Debtor at least ten (10) days before the sale or other disposition.

(e)          Secured Party will apply the proceeds of a collection or disposition of Collateral first to Secured Party's attorney fees and expenses, as provided in Paragraph 8 of this Agreement, and then to the Indebtedness, in the manner that Secured Party determines, and Debtor will be liable for any deficiency remaining.

All rights and remedies of Secured Party are cumulative and may be exercised from time to time.

9.          Expenses. Debtor must reimburse Secured Party on demand for all attorney fees and other expenses that Secured Party incurs in preparing and perfecting (subject to the $25,000 limitation in the Note), and protecting and enforcing Secured Party's rights under this Agreement. This includes fees and expenses incurred in trying to obtain possession of Collateral from Debtor, a trustee or receiver in bankruptcy or another person. Secured Party may apply proceeds of collection or disposition of Collateral to Secured Party's reasonable attorney fees and other expenses.

10.         Amendments and Waivers. A provision of this Agreement may not be modified or waived except by a written agreement signed by Secured Party and Debtor. Secured Party will continue to have all of Secured Party's rights under this Agreement even if Secured Party does not fully and promptly exercise them on all occasions. Debtor waives all defenses based on suretyship or impairment of collateral. Without limiting the generality of the preceding sentence, (a) Secured Party may, at Secured Party's option, waive a default, defer an action on a default; extend or modify the time or manner of payment of the Indebtedness or waive or modify a term or condition relating to the Indebtedness; release Collateral or other security for the Indebtedness; release anyone that is liable for the Indebtedness, including Debtor or a Guarantor; or make advances or other extensions of credit secured by this Agreement; all without giving Debtor notice or obtaining Debtor's consent; and any of those actions by Secured Party shall not release or impair Secured Party's security interest in the Collateral or Debtor's obligations under this Agreement, (b) Secured Party's security interest in the Collateral and Debtor's obligations under this Agreement will not be released or impaired if Secured Party fails to obtain, perfect or secure priority of, other security for the Indebtedness that anyone else gives or agrees to give and (c) Secured Party is not required to sue upon or otherwise enforce payment of the Indebtedness or other security before exercising Secured Party's rights under this Agreement.

11.         Notices. A notice to Debtor or Secured Party will be considered to have been given if and when it is mailed, with postage prepaid, to the address of Debtor or Secured Party on the first page of this Agreement or if and when it is delivered personally.

12.         Terminology; Conflicts. Capitalized terms that are not otherwise defined in this Agreement shall have the meanings set forth in the Note. Other terms used in this Agreement shall have the meanings set forth in the Uniform Commercial Code as in effect in the State of Michigan on the date of this Agreement. In the event of a conflict between the terms of this Agreement and the Note, the terms of the Note will control.

13.         Binding Effect. This Agreement will be binding upon and inure to the benefit of Debtor and Secured Party and their successors and assigns.

14.         Termination. Upon the payment in full and termination of the Note and the Security Documents, this Agreement shall terminate and Secured Party shall execute, acknowledge and deliver to Debtor an instrument in writing, prepared by Debtor, in recordable form releasing its liens and security interests in the Collateral under this Agreement.

[Signature page follows.]

SECURED PARTY AND DEBTOR EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES ITS, HIS OR HER RIGHT TO A TRIAL BY JURY IN ANY ACTION, INCLUDING ANY CLAIM, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM (“CLAIM”), THAT IS BASED UPON, ARISES OUT OF OR RELATES TO THIS PLEDGE AGREEMENT OR THE INDEBTEDNESS, INCLUDING, WITHOUT LIMITATION, ANY CLAIM THAT IS BASED UPON, ARISES OUT OF OR RELATES TO AN ACTION OR INACTION OF SECURED PARTY IN CONNECTION WITH AN ACCELERATION OF THE INDEBTEDNESS OR AN ENFORCEMENT OF SECURED PARTY’S SECURITY INTEREST IN THE COLLATERAL.

Debtor and Secured Party have signed this Pledge Agreement as of the date stated on the first page.

XG SCIENCES, INC.

By

Its

DEBTOR

XG SCIENCES IP, LLC

By

Its

XG, LLC

THE DOW CHEMICAL COMPANY

By

Its

SECURED PARTY

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